SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box: [ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

VISCOUNT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 15, 2008

The 2008 Annual General Meeting of Stockholders of Viscount Systems, Inc. will be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 8, 2008, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, for the following purposes:

1.	To elect Directors;

2.	To ratify the appointment of Davidson & Company LLP as the independent auditors for Viscount Systems, Inc. for the year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 1, 2008, as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual General Meeting.

All stockholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our proxy tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our proxy tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com. Stockholders of record attending the Annual Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 15th day of April, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Pineau
________________________________
Stephen Pineau
President, Chief Executive Officer, Secretary and Director

VISCOUNT SYSTEMS, INC.
PROXY STATEMENT

ANNUAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 8, 2008

GENERAL

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc., a Nevada corporation ("Viscount"), for use at the Annual Meeting of Stockholders of Viscount (the “Meeting”) to be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 8, 2008, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about April 15, 2008.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of Viscount's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on April 1, 2008, will be entitled to notice of, and to vote at, the Meeting. As at April 1, 2008, Viscount had 17,841,250 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The ratification of Davidson & Company LLP as the independent auditors for Viscount for the year ending December 31, 2008 will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, and "FOR" the appointment of Davidson & Company LLP, as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card at the following address: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by our proxy tabulating agent by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Viscount's Bylaws, the Board of Directors has fixed the number of Directors constituting the Board at two (2).

The Board of Directors proposes that Stephen Pineau and Greg Shen be elected as Directors at the 2008 Annual Meeting, to hold office until the ensuing annual general meeting or until their successor shall have been duly appointed or elected and qualified.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the nominees will be available to serve as a Directors of Viscount, if they should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Nominees for the Board of Directors

Biographical information regarding the nominee for the Board of Directors is set forth below:

Stephen Pineau is the President, Chief Executive Officer, Principal Financial Officer, Secretary and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997. He was employed at Viscount Communication & Control Systems Inc., a predecessor entity which, at the time, was a subsidiary of BC Tel, as Marketing Director from 1992-1995. He left Viscount Communication to start Blue Mountain Technologies Inc., where he held office as President from 1995 to 1997. Blue Mountain Technology Inc. replaced B.C. Tel as the main Vancouver installation company of Viscount products. Since 1997 Mr. Pineau has held office as President of the current Viscount Communication.

Greg D. C. Shen is the Chairman of the Board and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication since July of 1997. Prior to Viscount Communication, he acted as Production Manager at Microtel, a subsidiary of BC Tel from 1975 to 1993. Mr. Shen was Chief Executive Officer of Viscount Communication from 1997 to 2001 and Chairman of Blue Mountain Technologies Inc. from 1997 to 2001. In 2001 he was appointed Chairman of Viscount. His primary expertise and responsibilities related to Spacetel satellite products. Mr. Shen has a Masters degree in Engineering from West Coast University at Los Angeles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 1, 2008 by:

(i)	each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;

(ii)	each Director of Viscount;

(iii)	each of the named Executive Officers of Viscount; and

(iv)	all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address Of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Stephen Pineau	4,201,875[1]	23.55%
	President, CEO, Secretary and Director
	Richmond British Columbia, Canada
Common	Greg D.C. Shen	3,962,575[1]	22.21%
	Chairman and Director
	Vancouver, British Columbia, Canada
Common	All directors and officers as a group	8,164,450[1]	38.04%
	(2 persons)

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of warrants and options as follows: 2,256,785 shares issuable to Stephen Pineau and 1,361,875 shares issuable to Greg D. C. Shen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's Directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2007, its Directors, executive officers and greater than 10% stockholders filed insider reports required under Section 16(a).

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Viscount as of the Record Date:

Name	Age	Position(s)
Stephen Pineau	47	President, Chief Executive Officer, Principal Financial Officer, Secretary and Director
Greg D. C. Shen	62	Chairman of the Board and Director

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount. The biographies for Stephen Pineau and Greg Shen are included above in Proposal 1, Election of Directors.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2007, there were no meetings of the Board of Directors. All matters which required approval of the Board of Directors were consented to in writing by all Directors.

The Board of Directors performs the functions of the Audit Committee. Stephen Pineau, Viscount’s President and Chief Executive Officer performs the functions of the Compensation Committee. The functions performed by these committees are summarized below.

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2007; (2) received a report from Davidson & Company LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Viscount's officers, reviews and administers Viscount's stock option plans for employees.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Viscount are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Viscount did not receive any compensation for the year ended December 31, 2007 for services provided as a Director or member of a committee of the Board of Directors. However, Viscount’s subsidiary paid each director of the subsidiary CAD$4,000 during the year ended December 31, 2007.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Viscount’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Viscount in all capacities.

Name and Principal Position	Year Ended	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Stephen Pineau President, Secretary, CEO	2007	$117,000	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$121,000
	2006	$99,000	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$103,000
	2005	$96,237	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$100,237
Greg Shen Chairman	2007	$57,242	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$61,242
	2006	$57,242	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$61,242
	2005	$57,242	Nil	Nil	Nil	Nil	Nil	$4,000 [1]	$61,242

[1] These amounts were paid as Director’s Fees.

OPTIONS GRANTED DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant. During the fiscal year ended December 31, 2007, Viscount granted 815,000 warrants to Stephen Pineau.

AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

No stock options were exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2007.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Stephen Pineau – President, Chief Executive Officer, Secretary and Director: On March 31, 2002, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for a current annual base salary of CAD$117,000. The initial term for Mr. Pineau’s agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication.

Greg D. C. Shen –Chairman and Director: On January 1, 2001, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Greg Shen, pursuant to which Mr. Shen serves as Chairman of the Board of Viscount Communication. The agreement provides for a current annual base salary of CAD$57,242. The initial term for Mr. Shen’s agreement is one year with automatic renewal at the employee’s discretion unless a minimum 30 days notice is given by Viscount Communication.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer and Director.

Compensation Committee Report

The Board has not prepared a report on executive compensation at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

Subsequent to the fiscal year ended December 31, 2007, Stephen Pineau, the President of the Company, loaned the Company $100,000. The loan is unsecured and has no fixed terms of repayment.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company LLP were appointed as Viscount's independent auditors on December 15, 2005, and have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2008.

The fees for services provided by Davidson & Company LLP to us in each of the fiscal years ended 2006 and 2007 were as follows:

Fees	2006	2007
Audit fees	CAD$40,000	CAD$40,000
Audit related fees	Nil	Nil
Tax fees	CAD$6,000	CAD$6,000
All other fees	Nil	Nil

Although the appointment of Davidson & Company LLP is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2008. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Viscount to select other auditors for the fiscal year ending December 31, 2008. A representative of Davidson & Company LLP is not expected to be present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS VISCOUNT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

OTHER MATTERS

Viscount knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2009 Annual Meeting of Stockholders must be received by the Secretary of Viscount by December

31, 2008 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2009 Annual Meeting of Stockholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than March 1, 2009 and no later than March 31, 2009. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2007 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V5J 5K9 OR BY CALLING (604) 327-9446.

Dated at Vancouver, British Columbia, this 15th day of April, 2008.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Pineau
__________________________________
Stephen Pineau

President, Chief Executive Officer, Secretary and Director

VISCOUNT SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Viscount Systems, Inc., hereby appoints Stephen Pineau, President of the Company, or failing him, Greg D. C. Shen, a director of the Company, or any one of them, or in the place of the foregoing the following person _____________________(insert name), with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual General Meeting of Stockholders to be held at 10:00 a.m. Pacific Daylight Time on May 8, 2008, at 4585 Tillicum Street, Burnaby, British Columbia Canada, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of Viscount's Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example:[X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 and 3.

Item 1 – The election of Directors to serve until the next Annual Meeting of Stockholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE:           Greg Shen

                    FOR                     WITHHOLD

                    [   ]                          [   ]

NOMINEE:           Stephen Pineau

                    FOR                     WITHHOLD

                    [   ]                          [   ]

Item 2 - Approval of the appointment of Davidson & Company, as the independent auditor for the year ending December 31, 2008.

                    FOR                     WITHHOLD

                    [   ]                          [   ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY MUST BE SIGNED AND DATED BELOW: _________________________________

REGISTERED HOLDER SIGN HERE: ________________________________________________

PRINT NAME HERE: _____________________________________________________________

DATE SIGNED: _________________________________________________________________

NUMBER OF SHARES VOTED: ____________________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

All proxies must be received by the tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address for the tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, Washington, 98198, or fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

THANK YOU FOR VOTING.